UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 30, 2021

NextPlay Technologies, Inc.

(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-38402 (Commission File Number)	26-3509845 (IRS Employer Identification No.)

1560 Sawgrass Corporate Parkway, Suite 130 ,Sunrise, Florida	33323
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 888-9779

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 Par Value Per Share	NXTP	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On July 7, 2021, NextPlay Technologies, Inc., formerly Monaker Group, Inc. (the “Company”, “we” or “us”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Original Report”) to report, among other things, the June 30, 2021 closing of that certain Share Exchange Agreement dated July 21, 2020, between the Company, HotPlay Enterprise Limited (“HotPlay”) and the stockholders of HotPlay (as amended from time to time, the “HotPlay Share Exchange”). At that time, the Company stated in the Original Report that it intended to file the required financial statements and pro forma financial information within 71 days from the date that the Original Report was required to be filed. This Current Report on Form 8-K/A amends Item 9.01 of the Original Report to present certain financial statements of HotPlay and to present certain unaudited pro forma financial information of the Company in connection with the Company’s acquisition of HotPlay and prior acquisition of a minority interest in Axion Ventures, Inc., which financial statements and unaudited pro forma financial statements are filed as exhibits hereto and are incorporated herein by reference. All of the other items in the Original Report remain the same and are hereby incorporated by reference into this Current Report on Form 8-K/A.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of HotPlay Enterprise Limited as of and for the period from March 6, 2020 (Inception) to February 28, 2021, and the notes thereto, are filed as Exhibit 99.1 to this Form 8-K/A.

The unaudited consolidated financial statements of HotPlay Enterprise Limited as of May 31, 2021 and February 28, 2021, and for the three months ended May 31, 2021 and the period from inception (March 6, 2020) to May 31, 2020, and the notes thereto, are filed as Exhibit 99.2 to this Form 8-K/A.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial statements of the Company as of May 31, 2021 and for the three months ended May 31, 2021 and the year ended February 28, 2021, are filed as Exhibit 99.3 to this Form 8-K/A.

The unaudited pro forma financial information is presented for illustrative and informational purposes only and does not reflect the benefits of expected cost savings or opportunities to earn additional revenue and, accordingly, does not attempt to predict or suggest future financial results or operating results of the combined entity. Also, the unaudited pro forma financial information is not necessarily indicative of what the combined entity’s financial position or results of operations would have been had the transactions been completed as of the dates indicated.

(d) Exhibits.

Exhibit No.	Description
23.1*	Consent of TPS Thayer, LLC
99.1*	Audited consolidated financial statements of HotPlay Enterprise Limited for the period from March 6, 2020 (Inception) to February 28, 2021, and the notes thereto, including the related report of the independent public accounting firm
99.2*	Unaudited consolidated financial statements of HotPlay Enterprise Limited as of May 31, 2021 and February 28, 2021, and for the three months ended May 31, 2021 and the period from inception (March 6, 2020) to May 31, 2020, and the notes thereto
99.3*	Unaudited Pro Forma Combined Financial Information
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTPLAY TECHNOLOGIES, INC.

Date: September 8, 2021	By:	/s/ William Kerby
		Name:	William Kerby
		Title:	Co-Chief Executive Officer